UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2025

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 25, 2025, Landstar System, Inc. (“Landstar” or the “Company”) issued a press release announcing certain first quarter financial highlights. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01 Regulation FD Disclosure

On April 25, 2025, the Company issued a press release announcing that it has rescheduled its 2025 first quarter earnings release and conference call with analysts and investors for Tuesday, May 13, 2025. The earnings release and conference call were previously scheduled for Tuesday, April 29, 2025. The Company also currently anticipates filing a Form 12b-25, Notification of Late Filing, with the U.S. Securities and Exchange Commission on April 25, 2025, which will provide Landstar with a five-calendar day extension to file its Quarterly Report on Form 10-Q for the 2025 first quarter no later than May 13, 2025. The Company expects to file its Quarterly Report on Form 10-Q for the 2025 first quarter no later than May 13, 2025, the expiration date of the extension period. As previously disclosed in a Current Report on Form 8-K filed on April 2, 2025, during the last week of the Company’s 2025 first quarter, Landstar identified a supply chain fraud that does not involve its core North American truckload services. The rescheduling of the Company’s 2025 first quarter earnings release and the anticipated delay in filing the Company’s Form 10-Q for the 2025 first quarter relate to the ongoing evaluation of certain accounting and internal control matters in connection with this previously referenced fraud matter. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Press Release, dated April 25, 2025, of Landstar System, Inc.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: April 25, 2025	By:	/s/ James P. Todd
Name: James P. Todd
Title: Vice President, Chief Financial Officer and Assistant Secretary